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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20509

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                October 27, 2003


                                 Tejon Ranch Co.
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               (Exact Name of Registrant as Specified in Charter)


                  Delaware                            1-7183                              77-0196136
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      (State or Other Jurisdiction of        (Commission File Number)         (IRS Employer Identification No.)
               Incorporation)
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P. O. Box 1000, Lebec, California                                 93243
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       (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code           661 248-3000


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          (Former Name or Former Address, if Changed Since Last Report)

                                 Not applicable

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                                TABLE OF CONTENTS

Item 9.  Regulation FD Disclosure.

SIGNATURES

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Item 9.    Regulation FD Disclosure

         On Friday, October 24, 2003, the Kern County Superior Court issued its ruling in Center for Biological Diversity v. County of Kern, a case brought under the California Environmental Quality Act to challenge the sufficiency of the Environmental Impact Report ("EIR") certified by the county for the Tejon
Industrial Complex-East development ("TIC-East"), a proposed 1,109 acre expansion of Tejon Ranch Company's industrial and commercial development at the south end of the San Joaquin Valley near the junction of Interstate 5 and State
Route 99.

         The Court voided the County's certification of the EIR based on two grounds. First, the Court found that there was not sufficient evidence that the EIR adequately described the impacts that TIC-East would have on the air quality of the San Joaquin Valley air basin. The principal reason for this conclusion is that certain data and guidance provided by local air quality districts, which was cited, discussed and relied upon in the EIR, could not be used to support the County's decision because it was not physically included in the administrative record. Second, two "species of concern" (i.e. species not listed under the sate and federal endangered species acts but which are for other reasons required to be discussed in EIRs if they could be affected by a development) found on or near the project site were not specifically discussed in the EIR, due to a mistake by the consulting biologists.

         The Court found that the EIR was adequate in all other respects, and ruled in favor of Tejon on separate claims asserted by plaintiffs under the laws governing planning and zoning in California. The Court did not void the land use entitlements approved by the County. The Court retained jurisdiction over the case until the County certifies an amended EIR and administrative record correcting the deficiencies identified by the Court. The land use entitlements cannot be used to support real estate developments until the EIR is corrected and recertified by the County and returned to the Court for its review.

         Tejon estimates that it will take 2-4 months to gather data and correct the EIR and record as directed by the Court, and 3-4 months for the County to process the corrected EIR. It is expected that plaintiffs will contest the adequacy of the corrected EIR before both the County Board of Supervisors and the Court.

         The Information contained in this report on Form 8-K is being furnished to meet the requirements of Regulation FD Disclosure. Statements contained herein, which are not historical facts, are forward-looking statements based on the estimated time to complete reprocessing and approval of a corrected EIR, which by its nature involves timing risks and uncertainties. These forward-looking statements are subject to factors beyond the control of Tejon such as the ability of Kern County to move the approval process forward within the time frames indicated. No assurance can be given that the actual future results will not differ materially from those in the forward-looking statements.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2003     TEJON RANCH CO.



                            By: /S/ ALLEN E. LYDA
                            ----------------------------------------------------
                            Name: Allen E. Lyda
                            Title:   Vice President, and Chief Financial Officer

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